SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

I.              Evergreen Limited Duration Fund (the “Fund”)

Effective immediately, Doug A. Williams is a portfolio manager of the Fund. Effective December 7, 2006, Mr. Williams and Ms. Laura Lake will be the portfolio managers of the Fund and Mr. Williams will replace David Fowley as lead portfolio manager of the Fund.

Currently, Mr. Williams is a Managing Director, Portfolio Manager and Head of Tatersall Advisory Group’s Specialized Strategies group. He has been with Tattersall Advisory Group or an affiliate firm since 1992.

The sections of the Fund’s prospectuses entitled "Fund Facts" and "The Funds' Portfolio Managers" are revised accordingly.

November 7, 2006                                                                                                 578015 (11/06)